UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

K&F GROWTH ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2026

K&F Growth Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42503	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-545-9265

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	KFIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KFII	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifteenth (1/15) of one Class A ordinary share upon the consummation of the initial business combination	KFIIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Form of Non-Redemption Agreement

In connection with the EGM (as defined below), K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), and K&F Growth Acquisition LLC I (the “Sponsor”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with one or more investors with respect to the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued in the Company’s initial public offering (the “Public Shares”). Pursuant to such Non-Redemption Agreements, the Company agreed that the Company or any successor to the Company (the “Surviving Company”) would issue, in connection with the consummation of an initial business combination, to such investors up to (i) one (1) ordinary share or one (1) share of common stock, as the case may be, of the Surviving Company (“Surviving Company Shares”) per six (6) Public Shares held by such investor that the investor agrees not to redeem in connection with the EGM if the initial business combination is completed on or prior to May 6, 2027 plus (ii) if the Company’s initial business combination is consummated after May 6, 2027, one (1) additional Surviving Company Share per thirty (30) Public Shares held by such investor that the investor agrees not to redeem in connection with the EGM. The Company and the Sponsor may enter into additional non-redemption agreements on substantially similar terms in connection with the EGM.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal (as defined below) is approved by the Company’s shareholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the EGM.

Issuance of Surviving Company Shares to an Investor pursuant to the Non-Redemption Agreements is conditioned on (i) the consummation of the Company’s initial business combination and (ii) the investor executing a joinder to the Registration Rights Agreement, dated February 4, 2025, by and among the Company, the Sponsor and BTIG, LLC.

A Non-Redemption Agreement shall terminate on the earlier of (i) the failure of the Company’s shareholders to approve the Extension Amendment Proposal at the EGM, (ii) the Company’s determination not to proceed with the Extension (as defined below), (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) if the applicable investor exercises its redemption rights with respect to any non-redeemed Shares in connection with the EGM and such non-redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

1

Item 8.01 Other Events

Postponement of Shareholders Meeting

The Company has determined to further postpone the extraordinary general meeting in lieu of an annual general meeting of the shareholders of the Company (the “EGM”), originally scheduled to occur on Tuesday, November 3, 2026 to Wednesday, November 4, 2026, at 11:00 a.m., Eastern Time. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The deadline by which shareholders must exercise their redemption rights in connection with the vote to approve the Extension Amendment Proposal at the EGM has been further extended to Monday, November 2, 2026, at 5:00 p.m., Eastern Time.

Filing of Proxy Supplement

On October 28, 2026, the Company filed a supplement (the “Supplement”) to its proxy statement in connection with EGM to modify Proposal One (the “Extension Amendment Proposal”) to change the end date of the proposed extension period (the “Extension Amendment”) so that the proposed end date of the Extension Amendment will no longer be February 7, 2028, but will instead be August 6, 2027.

A copy of the Supplement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information about the Potential Business Combination and Where to Find It

The Company filed a definitive proxy statement (as amended and supplemented, the “Extension Proxy Statement”) with the SEC and mailed the same to the Company shareholders on or about October 16, 2026 in connection with the Company’s solicitation of proxies for the vote by the Company shareholders to approve an amendment to its amended and restated memorandum and articles of association to extend the date by which the Company must consummate an initial business combination (the “Extension”). The Company may also file other relevant documents regarding the Extension with the SEC. This current report on Form 8-K does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of the Company and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with the Company’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about the Company and the Extension.

Participants in the Solicitation

The Company, David’s Bridal, Inc (“David’s Bridal”) and Pearl (the wedding planning, media and commerce division of David’s Bridal) and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the potential business combination and/or in connection with the Extension. A list of the names of such directors and executive officers and information regarding their interests in the potential business combination will be included in the registration statement to be filed in connection with the potential business combination when available. A description of the interests of the Company’s directors and executive officers in the Company is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Directors, Executive Officers and Corporate Governance” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026, each of which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the business combination will be set forth in the Registration Statement, when available.  To the extent that holdings of the Company’s securities have changed from the amounts reported in the Company’s filings with the SEC, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
99.1	Proxy Supplement dated October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F Growth Acquisition Corp. II

By:	/s/ Edward King
Name:	Edward King
Title:	Co-Chief Executive Officer

Dated: October 30, 2026

4

Exhibit 10.1

NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered as of October 30, 2026 by and among K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), K&F Growth Acquisition LLC II, a Delaware limited liability company (the “Sponsor”), and each of the undersigned investors, severally and not jointly (collectively referred to herein the “Investor”).

RECITALS

WHEREAS, the Sponsor initially purchased Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) in a private placement prior to the Company’s initial public offering (the “IPO”), all but one of which Class B Ordinary Shares were converted into Class A Ordinary Shares on October 23, 2026 (the Class B Ordinary Shares and the Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares, the “Founder Shares”);

WHEREAS, the Company has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission for the purpose of calling an extraordinary general meeting in lieu of an annual meeting of the shareholders of the Company (as may be adjourned or postponed from time to time, the “Meeting”) to vote on, among other things, a proposal to amend the Company’s Amended and Restated Articles of Association (as amended and currently in effect, the “Articles”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from November 6, 2026 to August 6, 2027 (or such earlier date as determined by the Board of Directors of the Company) (the “Extension”);

WHEREAS, the Articles provide that a shareholder of the Company may elect to redeem its Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” and together with the Class B Ordinary Shares, the “Ordinary Shares”) initially sold as part of the units in the IPO (whether they were purchased in the IPO or thereafter in the open market) (the “Public Shares”) in connection with the proposal to amend the Articles to effectuate the Extension upon the terms and subject to the conditions set forth in the Articles (“Redemption Rights”);

WHEREAS, the Investor is willing to not exercise its Redemption Rights in connection with the Meeting, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares held by the Investor upon the terms set forth herein (the “Non-Redemption”); and

WHEREAS, in consideration of the Non-Redemption, and subject to the terms and conditions of this Agreement, the Company will issue to the Investor, in connection with and prior to the consummation of the Business Combination, that number of Class A Ordinary Shares (or an equivalent number of shares of common stock of any successor to the Company) set forth opposite the Investor’s name on Exhibit A under “Promised Securities,” based on the date of the consummation of the Company’s initial business combination.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor, the Company and the Sponsor hereby agree as follows:

1.	Terms of Issuance.

1.1.	Non-Redemption and Promised Securities. Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 p.m. Eastern Time on the date of the Meeting, the Investor holds the Investor Shares (as defined below), (b) the Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting, and (d) the Company implements the Extension, then the Company hereby agrees to issue to the Investor, for no additional consideration, the Promised Securities set forth on Exhibit A immediately prior to the consummation of the Business Combination. “Investor Shares” shall mean the aggregate number of Public Shares held by the Investor set forth on Exhibit A hereto; provided that in no event will the Investor be required to hold a number of Class A Ordinary Shares representing in excess of 9.9% of the total number of Class A Ordinary Shares outstanding as of any particular date. The Sponsor and the Company agree to provide the Investor with the final number of the Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern Time on the last business day before the date of the Meeting (and in all cases a sufficient amount of time to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares). In the event that the Investor exercises its Redemption Rights with respect to a number of Public Shares, such that it does not retain a number of Investor Shares as reflected on Exhibit A, the number of Promised Securities to which the Investor is entitled shall be reduced proportionally.

1.2.

Conditions to Issuance. The Company and the Investor hereby further agree that the issuance by the Company of the Promised Securities shall be subject to the conditions that (i) the Business Combination will be consummated; and (ii) solely with respect to the Promised Securities, the Investor executes a joinder to the Registration Rights Agreement (as defined below) in substantially the form attached here to as Exhibit B (the “Joinder”). Upon the satisfaction of the foregoing conditions, as applicable, the Company shall, immediately prior to the consummation of the Business Combination, promptly issue the Promised Securities to the Investor free and clear of any liens or other encumbrances, other than restrictions on transfer imposed by the securities laws.

1.3.	Adjustment to Share Amounts. If at any time prior to the consummation of the Business Combination, the number of outstanding Ordinary Shares (or shares of common stock of any successor to the Company) (“Outstanding Shares”) is increased or decreased by a consolidation, combination, split or reclassification of the Outstanding Shares or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Outstanding Shares. For the avoidance of doubt, the issuance of the Company Shares to the existing shareholders of the Company’s target in connection with the Business Combination and the issuance of Class A Ordinary Shares (or shares of common stock of any successor to the Company) to any investor executing a non-redemption agreement shall not cause any such adjustment.

1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which its Class A Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Class A Ordinary Shares, the Company shall transfer, with respect to each of the Class A Ordinary Shares (or shares of common stock of any successor to the Company) to be issued hereunder, the kind and amount of securities, cash or other property into which such Promised Securities converted or were exchanged.

1.5.	Forfeitures, Transfers, etc. The Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Promised Securities.

1.6.	Delivery of Shares; Other Documents. At the time of the issue of Promised Securities hereunder, the Company shall deliver the Promised Securities to the Investor in book-entry form effected through the Company’s register of members (or other equivalent register) and through the Company’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7.

Registration Rights. In connection with the issuance of the Promised Securities, the Investor shall be entitled to registration rights (i) set forth in that certain Registration Rights Agreement, dated February 4, 2025, by and among the Company, the Sponsor and BTIG, LLC (as amended, the “Registration Rights Agreement”), or (ii) pursuant to any successor or similar agreement entered into in connection with the Business Combination that provides the Investor with registration rights with respect to the Promised Securities that are no less favorable to the Investor than those set forth in the Registration Rights Agreement and that imposes no lock-up or transfer restrictions on the Promised Securities other than restrictions on transfer imposed by applicable securities laws. In connection with the issue of the Promised Securities to the Investor, the Investor shall execute the Joinder pursuant to which the Investor shall agree with the Company to be bound by the terms and provisions as a “Holder” thereunder solely with respect to the Promised Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.8.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the failure of the Company’s shareholders to approve the Extension at the Meeting, (b) the Company’s abandonment of the Extension prior to the implementation thereof, (c) the fulfillment of all obligations of parties hereto, (d) the liquidation or dissolution of the Company prior to completing a Business Combination, (e) the mutual written agreement of the parties hereto; or (f) if the Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the Meeting; provided, that any exercise of Redemption Rights with respect to Public Shares other than the Investor Shares, including any such exercise made to ensure that the Investor’s ownership does not exceed 9.9% of the Class A Ordinary Shares outstanding after giving effect to the Extension and related redemptions, shall not result in termination of this Agreement. Notwithstanding any provision in this Agreement to the contrary, the Company’s obligation to issue the Promised Securities to the Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.

2.	Representations and Warranties of the Investor. The Investor represents and warrants to, and agrees with, the Sponsor and the Company that:

2.1.	No Government Recommendation or Approval. The Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Promised Securities.

2.2.	Accredited Investor. The Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), and/or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.	Intent. The Investor is acquiring the Promised Securities solely for investment purposes, for the Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and the Investor has no present arrangement to sell Promised Securities to or through any person or entity except as may be permitted hereunder.

2.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

2.4.1.	The Investor acknowledges and agrees that the Promised Securities are not entitled to, and have no rights, interests or claims of any kind in or to, any monies held in the trust account into which the proceeds of the IPO were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

2.4.2.	The Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by the Company, to waive any right that it may have to elect to have the Company redeem any Investor Shares and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares, in each case, solely in connection with the Extension. For the avoidance of doubt, and notwithstanding anything else contained herein or in the Registration Rights Agreement, nothing in this Agreement is intended to restrict or prohibit the Investor’s ability to (i) redeem any Public Shares other than the Investor Shares, including any such redemption made to ensure that the Investor’s ownership does not exceed 9.9% of the Class A Ordinary Shares outstanding after giving effect to the Extension and related redemptions, (ii) trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or (iii) trade or redeem any Investor Shares in its discretion and at any time after the date of the Meeting.

2.4.3.	The Investor acknowledges and understands that the Promised Securities are being offered by the Company in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future the Investor decides to offer, resell, pledge or otherwise transfer Promised Securities, such Promised Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (iii) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Investor agrees that, if any transfer of the Promised Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, the Investor may be required to deliver to the Company an opinion of counsel (including internal counsel) reasonably satisfactory to the Company that registration is not required with respect to the Promised Securities to be transferred. Absent registration or another available exemption from registration, the Investor agrees it will not transfer the Promised Securities.

2.4.4.	The Investor hereby agrees only with the Company, solely for the benefit of and, notwithstanding anything else herein, enforceable only by the Company, that it shall use commercially reasonable efforts to seek to ensure that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will allow the Investor Shares held by the Investor to be lent out or rehypothecated prior to the conclusion of the Meeting and confirms that it has notified its prime brokers with respect to this requirement.

2.5.	Sophisticated Investor. The Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Promised Securities.

2.6.	Risk of Loss. The Investor is aware that an investment in the Promised Securities is highly speculative and subject to substantial risks. The Investor is cognizant of and understands the risks related to the acquisition of the Promised Securities, including those restrictions described or provided for in this Agreement pertaining to transferability of the Promised Securities. The Investor is able to bear the economic risk of its investment in the Promised Securities for an indefinite period of time and able to sustain a complete loss of such investment.

2.7.	Independent Investigation. The Investor has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Company or the Sponsor or any representatives or agents of the Company or the Sponsor, other than as set forth in this Agreement. The Investor is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from the Company’s management concerning the Company and the terms and conditions of the proposed sale of the Promised Securities and has had full access to such other information concerning the Company as the Investor has requested. The Investor confirms that all documents that it has requested have been made available and that the Investor has been supplied with all of the additional information concerning this investment which the Investor has requested.

2.8.	Organization and Authority. If an entity, the Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Promised Securities, enter into this Agreement and perform all the obligations required to be performed by the Investor hereunder.

2.9.	Non-U.S. Investor. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Promised Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Promised Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Promised Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Promised Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

2.10.	Authority. This Agreement has been validly authorized, executed and delivered by the Investor, and, assuming due authorization, execution and delivery by the Sponsor and the Company, is a valid and binding agreement of the Investor enforceable in accordance against the Investor with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

2.11.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Investor’s organizational documents, (ii) any agreement or instrument to which the Investor is a party or (iii) any law, statute, rule or regulation to which the Investor is subject, or any order, judgment or decree to which the Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent the Investor from fulfilling its obligations under this Agreement.

2.12.	No Advice from the Sponsor or the Company. The Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Company and the Sponsor explicitly made in this Agreement, the Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of their respective representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, the Company, the Promised Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.13.	Reliance on Representations and Warranties. The Investor understands that the Promised Securities are being offered and sold to the Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company and the Sponsor are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.14.	No General Solicitation. The Investor is not subscribing for Promised Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.15.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Investor in connection with the acquisition of the Promised Securities nor is the Investor entitled to or will accept any such fee or commission.

2.16.

No Pending Actions. There is no action pending against the Investor or, to the Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Investor of its obligations under this Agreement.

2.17.	No Intent to Effect a Change of Control. The Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of the Nasdaq Stock Market LLC.

3.	Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Investor that:

3.1.	Power and Authority. The Company is an exempted company duly formed and validly existing and in good standing as an exempted company under the laws of the Cayman Islands and possesses all requisite corporate power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Company hereunder.

3.2.	Authority. All corporate action on the part of the Company and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Investor) constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.3.	Title to Securities. The Promised Securities, when issued to the Investor by the Company as provided herein, shall be (i) validly issued, fully paid and non-assessable, and (ii) free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind.

3.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Articles (as amended and currently in effect), (ii) any agreement or instrument to which the Company is a party or by which it is bound or (iii) any law, statute, rule or regulation to which the Company is subject or any order, judgment or decree to which the Company is subject. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

3.5.	No General Solicitation. The Company has not offered the Promised Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Company in connection with the sale of the Promised Securities.

3.7.	Reliance on Representations and Warranties. The Company understands and acknowledges that the Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Company set forth in this Agreement.

3.8.	No Pending Actions. There is no action pending against the Company or, to the Company’s knowledge, threatened against the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Company of its obligations under this Agreement.

3.9.	No Other Representations and Warranties. Except for the specific representations and warranties expressly contained in this Section 3 and elsewhere in this agreement and in any certificate or agreement delivered pursuant hereto, the Company has not made, does not hereby make and shall not be deemed to make any other express or implied representation or warranty with respect to the Company, the Meeting or the Extension, and the Company disclaims any such representation or warranty.

4.	Representations and Warranties of the Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

4.1.	Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer the Promised Securities.

4.2.	Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by the Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Sponsor’s certificate of formation or Limited Liability Company Agreement (as amended and currently in effect, the “Sponsor LLC Agreement”), (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

4.4.	No General Solicitation. The Sponsor has not offered the Promised Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.5.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Promised Securities nor is the Sponsor entitled to or will accept any such fee or commission.

4.6.	Reliance on Representations and Warranties. The Sponsor understands and acknowledges that the Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

4.7.	No Pending Actions. There is no action pending against the Sponsor or, to the Sponsor’s knowledge, threatened against the Sponsor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.

4.8.	No Other Representations and Warranties. Except for the specific representations and warranties expressly contained in this Section 4 and elsewhere in this agreement and in any certificate or agreement delivered pursuant hereto, the Sponsor has not made, does not hereby make and shall not be deemed to make any other express or implied representation or warranty with respect to the Sponsor, the Meeting or the Extension, and the Sponsor disclaims any such representation or warranty.

5.	Trust Account. Until the earlier of (a) the consummation of the Company’s Business Combination; (b) the liquidation of the Trust Account; and (c) 36 months from consummation of the IPO or such later time as the shareholders of the Company may approve in accordance with the Articles, the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. the Company further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including, but not limited to, in connection with a liquidation of the Company if it does not effect the Business Combination prior to its termination date.

6.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

7.	Assignment; Entire Agreement; Amendment.

7.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Company, the Sponsor or the Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party; provided, that no such consent shall be required for any such assignment by the Investor to one or more affiliates thereof; provided, further, that the Investor shall provide the Company and Sponsor with prior written notice of any such assignment.

7.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered, sent by email or other electronic transmission, provided that the sender does not receive a bounce-back reply of non-delivery, sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (i) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (ii) if by any other form of electronic transmission, when directed to such party.

9.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.	Survival; Severability.

10.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.	Disclosure; Waiver. In connection with the entry into this Agreement, the Company will file with the U.S. Securities and Exchange Commission, by 9:15 AM New York City time on the first business day following the date of this Agreement, a Current Report on Form 8-K under the Exchange Act disclosing, to the extent not previously publicly disclosed, the material terms of the form of this Agreement and of the transactions contemplated hereby and any other material, nonpublic information that the Company, the Sponsor or any of their respective officers, directors, employees or representatives has provided to the Investor at any time prior to such filing. Upon such filing, to the Company’s knowledge, the Investor shall not be in possession of any material, nonpublic information received from the Company, the Sponsor or any of their respective officers, directors or employees. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Company agrees that the name of the Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. The Investor (i) acknowledges that the Company may possess or have access to material non-public information that has not been communicated to the Investor; (ii) so long as the Company complies with the reporting and disclosure requirements of this Section 12, hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Company or any of the Company’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns solely relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential Business Combination involving the Company, including without limitation, any claims arising under Rule 10b-5 of the Exchange Act; and (iii) is aware that the Company and Sponsor are relying on the truth of the representations set forth in Section 2 of this Agreement and the foregoing acknowledgement and waiver in this Section 12, in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, the foregoing waiver shall not limit the Investor’s rights with respect to any disclosure, redemption, voting or other rights in connection with any Business Combination or other transaction occurring after the Meeting.

13.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute the Investor on the one hand, and the Company and the Sponsor on the other hand, as, and the Company and the Sponsor acknowledge that the Investor on the one hand, and the Company and the Sponsor on the other hand, do not so constitute, a partnership, a limited partnership, a syndicate, an association, a joint venture or any other kind of entity, including but not limited to for the purpose of acquiring, holding, or disposing of securities of the Company, or create a presumption that the Investor on the one hand, and the Company and the Sponsor on the other hand, are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters. The Company and the Sponsor acknowledge that the Investor on the one hand, and the Company and the Sponsor on the other hand, are not acting in concert or as a group, and neither the Company nor the Sponsor shall assert any such claim with respect to such obligations or the transactions contemplated by this Agreement.

14.	Most Favored Nation. In the event the Sponsor or the Company has entered into or enters one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and the Company represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. For the avoidance of doubt, the Sponsor and the Company hereby acknowledge and agree that if the ratio of Investor Shares to Promised Securities in any such other non-redemption agreement is more favorable to any other investor party to such other agreement than such ratio in this Agreement is to the Investor, such terms shall be deemed materially more favorable to such other investor. In the event that another investor is afforded any such more favorable terms than the Investor, the Company and the Sponsor shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

15.

Trust Account Waiver. The Investor hereby waives any and all right, title, interest or claim of any kind in or to any distribution of or from the Trust Account solely with respect to the Promised Securities. For the avoidance of doubt, nothing in this Agreement shall preclude the Investor from redeeming its Investor Shares after the date of the Meeting.

16.	Specific Performance; Equitable Relief. The Company and the Sponsor, on the one hand, and the Investor, on the other hand, acknowledge and agree that any breach of their respective obligations under this Agreement (including, without limitation, any failure to issue or cause to be issued the Promised Securities to the Investor in accordance with this Agreement, or to assume and perform, or to cause any successor to the Company in the Business Combination to assume and perform, the obligations contemplated to be performed by the Company hereunder, or to otherwise perform their respective covenants and agreements hereunder) would cause the other party irreparable harm and that monetary damages would not be an adequate remedy therefor. Accordingly, in the event of any such breach or threatened breach by such party, the other party shall be entitled, in addition to any other rights and remedies available at law or in equity, to seek and obtain specific performance, injunctive relief and other equitable relief to enforce the terms of this Agreement, without the necessity of proving actual damages and without the necessity of posting a bond or other security.

17.	Withholding. The Company shall notify the Investor promptly if it determines that it is required to withhold any amount purportedly representing a tax liability of the Investor in respect of the Promised Securities and will consider in good faith any position that the Investor raises as to why withholding is not required or alternative arrangements proposed by the Investor that may avoid the need for withholding.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR (severally and not jointly):

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

COMPANY:

K&F GROWTH ACQUISITION CORP. II

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

SPONSOR:

K&F GROWTH ACQUISITION LLC II

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Date of Closing of Business Combination	Promised Securities	Number of Public Shares to be Held as Investor Shares
Name: [__] Address: [__]	On or before May 6, 2027 On May 7, 2027 or thereafter	[__] Class A Ordinary Shares [__] Class A Ordinary Shares	[__] Class A Ordinary Shares [__] Class A Ordinary Shares

SSN/EIN: [__]

Exhibit B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

October [●], 2026

Reference is made to that certain Non-Redemption Agreement, dated as of October [•], 2026 (the Agreement”), by and among each of the undersigned investors, severally and not jointly (collectively referred to herein as the “Investor”), K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (the “Company”) and K&F Growth Acquisition LLC II, a Delaware limited liability company (the “Sponsor”), pursuant to which the Investor acquired securities of the Company. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, the Investor hereby agrees, severally and not jointly, as of the date first set forth above, that, solely with respect to the Promised Securities, the Investor shall become a party to that certain Registration Rights Agreement, dated February 4, 2025, by and among the Company, the Sponsor and BTIG, LLC (as amended, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) solely with respect to the Promised Securities and entitled to the rights of a Holder under the Registration Rights Agreement and the Promised Securities (together with any other equity security of the Company issued or issuable with respect to any such Promised Securities by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein is between the Company and the Investor, solely, and not between and among the Investor and the other shareholders of the Company signatory thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

INVESTOR (severally and not jointly):

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

K&F GROWTH ACQUISITION CORP. II

By:
Name:
Title:

[Signature Page to Joinder to Registration Rights Agreement]

Exhibit 99.1

On October 28, 2026, K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (filed with the Securities and Exchange Commission the following proxy statement supplement (and annexes thereto) for its upcoming Extraordinary General Meeting in lieu of Annual General Meeting, which is scheduled to take place on Tuesday, November 3, 2026:

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110

Manhattan Beach, CA 90266

October 28, 2026

PROXY STATEMENT SUPPLEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF THE COMPANY

To be held at 11:00 a.m. Eastern Time on November 3, 2026

This Proxy Statement Supplement (this “Supplement”) of K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), supplements the Proxy Statement, dated October 6, 2026, as amended by Proxy Statement dated October 8 (as further amended or supplemented, the “Proxy Statement”), with respect to the Extraordinary General Meeting of the Company, which is scheduled to take place at 11:00 a.m. Eastern time on Tuesday, November 3, 2026 (the “Meeting”). The information in this Supplement merely supplements and, to the extent applicable, amends the information in the Proxy Statement and should be read in conjunction with the Proxy Statement. This Supplement does not contain all of the information that is relevant to the Meeting or that may be important to you. You should read carefully the entire Proxy Statement, as supplemented and amended by this Supplement, before voting on any of the proposals to be presented at the Meeting.

The Company is providing this Supplement to modify Proposal One (the “Extension Amendment Proposal”) to change the end date (the “Extended Date”) of the proposed extension period (the “Extension Amendment”) so that the proposed end date of the Extension Amendment will no longer be February 7, 2028, but will instead be August 6, 2027.

Capitalized terms that appear in this Supplement and that are not defined herein have the respective meanings assigned to them in the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT

Q:	Why am I receiving this Supplement and the enclosed revised proxy card or voting instruction form? In what way do these materials amend the original Proxy Statement and proxy card?

A:	This Supplement and the enclosed revised proxy card (the “New Proxy Card”) or voting instruction form are being sent to you in connection with the solicitation of proxies by our board of directors (the “board”) for use at the Meeting or at any adjournments or postponements thereof. This Supplement, when read together with the Proxy Statement, summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

The Company is modifying the Extension Amendment Proposal as it appears in the Proxy Statement in order to shorten the duration of the Extension Amendment under the Company’s amended and restated memorandum and articles of association (the “Articles”) to be presented for approval at the Meeting.

As reflected in the updated proxy materials, in place of requesting an extension from November 6, 2026 to February 7, 2028, as appears in the original Proxy Statement and proxy card that were distributed to the Company’s shareholders of record, the Company will seek, at the Meeting, an extension from November 6, 2026 to August 6, 2027 (the “Extension”), under the Extension Amendment Proposal.

Other than the above-described shortening of the Extension under the Articles, the revised proxy materials do not alter any other aspects of any of the proposals to be presented to the Meeting.

Specifically, Proposal Two and Three are not modified in any manner by this Supplement.

Q:	What are the proposals that are modified by this Supplement that will be voted on at the Meeting?

A:	Revised Proposal One that you are being asked to vote on at the Meeting, as modified, is as follows:

1.

Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our amended and restated memorandum and articles of association currently in effect (the “Amended and Restated Charter”), to extend the date by which we must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) to August 6, 2027 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”); The text of the special resolution to be passed is as follows:

“RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty (30) months after the closing date of the IPO (being 6 August 2027), or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Q.	How do I vote?

A.	If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy. If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

1

Q:	How do I change my vote?

A:	If you are a holder of record of our ordinary shares, you can revoke your proxy at any time before the Extraordinary General Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting, (ii) granting a subsequent proxy online or (iii) voting in person at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET on November 2, 2026. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company. Email: spacredemptions@continentalstock.com . If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Proxy Statement remains unchanged and the Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by: delivering to Continental Stock & Transfer Company by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; or voting at the Extraordinary General Meeting while the polls are open (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this Supplement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement for examples of forward-looking statements in the Proxy Statement or in this Supplement and please also see the section titled “Risk Factors” in the Proxy Statement for a description of some of the risks that accompany such forward-looking statements.

3

REVISED PROXY CARD

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

FOR THE EXTRAORDINARY GENERAL MEETING IN

LIEU OF AN ANNUAL GENERAL MEETING

OF SHAREHOLDERS OF

K&F GROWTH ACQUISITION CORP. II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated October 7, 2026, as supplemented on October 28, 2026 (the “Proxy Statement”), in connection with the extraordinary general meeting in lieu of an annual general meeting of shareholders of K&F Growth Acquisition Corp. II (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on November 3, 2026, at 11.00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Edward King and Daniel Fetters and each of them (with full power to act alone), or failing them, the duly appointed chairman of the Meeting, the proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL ONE, PROPOSAL TWO AND PROPOSAL THREE (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders

to be held on November 3, 2026:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on March 27, 2026 and the accompanying Proxy Statement are available at https://www.cstproxy.com/kfacquisitionii/2026.

K&F GROWTH ACQUISITION CORP. II — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, IF PRESENTED.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:	FOR ☐	AGAINST ☐	ABSTAIN ☐
“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty (30) months after the closing date of the IPO (being 6 August 2027), or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”
(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the extraordinary general meeting in lieu of an annual general meeting be adjourned to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:_____________, 2026

Signature __________________________

Signature (if held jointly)__________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.